UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21955
Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701
(Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
Indiana, PA 15701
(Name and address of agent for service)

Copies to:
JoAnn M. Strasser
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart

CAPITAL

MID CAP FUND

ANNUAL REPORT 12•31•15

Table of Contents

Letter to Shareholders	1
Expense Example	9
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Additional Information	25
Trustee and Officer Information	28

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

Everything I needed to know about investing I learned in Economics 101.

My freshman macroeconomics instructor drew supply and demand curves ad nauseam. So much so, that I saw them in my nightmares. What I came to appreciate later in life was that everything I needed to know or to understand about economics and investing can be explained by the supply and demand curves. Let me explain.

Economics 101 teaches that supply and demand must remain in equilibrium and that both operate on the fulcrum that is price. If supply is larger than demand, prices generally fall in order to bring supply back into balance with demand.

If demand is larger than supply, prices rise in order to bring demand back into equilibrium with supply. The supply and demand curve – the requirement that supply and demand be in equilibrium – explains our market experience in 2015 and informs our expectations for 2016.

We are over seven years into an economic expansion, but the expansion has not lived up to post World War II expectations. Our economy is operating at what is viewed widely as full employment and liquidity has been pumped into the economy through very low interest rates and quantitative easing.

Yet, we are not experiencing high rates of inflation. I believe this is because the demand for stuff, in aggregate, is declining. Because demand is falling while supply remains largely unchanged, prices can’t rise. This keeps inflation low.

I believe demographic patterns explain the declining demand. Aggregate spending – a way to measure demand – begins to decline around age 55. The average age of the baby boom generation is now north of that age. There is also a connection between rising income and increasing demand.

The Phillips Curve measures the inverse relationship between rates of unemployment and corresponding rates of inflation. Those who believe unemployment is a leading indicator for inflation pressure point to the low unemployment rate as a reason to be concerned about rising inflation and scratch their heads when inflation doesn’t materialize.

After all, based on the Phillips Curve, if we are at full employment, shouldn’t inflation start becoming a problem? I believe the reason inflation has not become a problem lies in how unemployment is being defined.

According to the US Bureau of Labor Statistics, in order to be considered unemployed one must both be out of work and looking for work. If you don’t have a job, but aren’t looking for work, you aren’t considered to be unemployed.

The most widespread attempts to capture this under-reporting of the unemployment rate involves using measures U-4 (unemployed plus discouraged workers), U-5 (unemployed plus discouraged workers plus those marginally attached to the labor force) or U-6 (unemployed, plus discouraged workers, plus those marginally attached to the labor force plus those working part time).

2

While these measures of the available workforce certainly broaden the scope of the employment situation, we don’t believe they do an adequate job of measuring the tightness – or lack thereof – of the labor supply. For that, we must turn to the labor force participation rate.

One’s ability to be counted as part of the of the labor force for the labor force participation rate is based largely on being old enough. When looked at in that light, the true slack in the labor supply becomes evident. This measurement of the percentage of the total labor force (all persons age 16 and older) that is working at least part time is at its lowest point since the late 1970s with a reading of 62.5%. It has declined from a peak reading of 67.3% in 2000; and it is declining precisely because we are at a generational juxtaposition – the baby boomers are still working while many of the millennials are not yet all in the labor force.

What does this mean?

The first baby boomer turned 65 in 2011 and is now 69 years old, and the average baby boomer is 59 years old. Most members of the boomer generation are still working, but they are reducing their spending. The oldest millennial is now 31, and the average millennial age is 21 – the age when people tend to be getting the first jobs of their expected lifetime occupations.

Millennials certainly are increasing their spending but not by enough to offset the decline in spending by the boomers.

This takes me back to my point about Economics 101. Aggregate demand is slowing while the supply of goods is generally flat. The supply and demand curve generally require prices to decline in this situation in order to reach equilibrium. In the case of our economy, it is unable to grow at what we have come to consider a normalized rate.

The United States Federal Reserve (the Fed), apparently worried about the Phillips Curve and the potential for higher inflation, decided to hike short-term interest rates by 0.25% or 25 basis points1 at its December 2015 meeting.

If you believe as we do that there is much more slack in the employment picture than the unemployment rate indicates, the rate hike seems puzzling.

Did the Fed raise rates because of inflation worries or was the change in order to demonstrate confidence in the seven-plus year economic expansion as some commentators have surmised? I’ve already discussed why I believe inflation is not a near term issue. I also believe that confidence in the current expansion is misplaced.

According to the National Bureau of Economic Research (NBER), the current expansion is entering its seventy-ninth month and is the fifth longest expansion since 1854, when the NBER began recording economic cycle data.

According to the NBER, the average post-World War II expansion has lasted 58.4 months. The economy is not robust. Gross Domestic Product (GDP) has fallen short of the Fed’s 2.5% growth goal for each of the first three quarters in 2015. Expectations for the fourth quarter predict a growth rate under 1%. In my mind, showing confidence by raising the short-term rate is a bit of a stretch.

3

Market Overview

For the equity markets, January proved to be prologue for the balance of 2015. Market volatility at the beginning of the year was just a taste of what was to come. After bouncing around between positive and negative returns in January, the markets trended higher into mid-August.

Then China devalued its currency, and as I feared in my mid-year commentary, we experienced our first market correction in nearly four years. Despite some jitters in September, we got a bit of a recovery only to give in to geopolitical concerns and to the Fed’s first rate hike in nine years – a hike that was also the first rate change in seven years.

Equity markets ended the year mixed, depending on the asset class. Mid-cap stocks were the worst performing domestic equity asset class, down 2.18% as measured by the S&P MidCap 400® Index and down 2.44% as measured by the Russell Midcap® Index. Value stocks, defined in quantitative terms as those with high dividends and low price-to-earnings (PE) ratios2, suffered the most in 2015. The Russell 1000® Value Index was down 3.83%, and the Russell Midcap® Value Index fell 4.78%. The NASDAQ Composite® Index led all performance results, finishing 2015 with a 6.96% return. Large-cap equities, as represented by the S&P 500® Index, up 1.38%, and by the Russell 1000® Index, up 0.92%, were positive. Small-cap stocks were down 1.97% as measured by the S&P SmallCap 600® Index and down 4.41% as measured by the Russell 2000® Index, and the international index MSCI EAFE® Index slipped 0.81%.

Energy and materials were the worst performing sectors by a wide margin. Each was negatively impacted by the winds of supply and demand. Saudi Arabia and the Organization of the Petroleum Exporting Countries (OPEC) have been attempting to pressure nontraditional sources of oil and natural gas by ramping up production. This increased OPEC production in conjunction with significant new production from shale plays within the US pushed supplies substantially out of balance with demand. As a result, price has fallen dramatically.

Sectors that led performance within the S&P MidCap 400® Index were healthcare, up 9.22%, financials, up 5.13%, and information technology, up 0.61%. All other sectors underperformed. As indicated above, energy was the worst performing sector, losing 33.01%.

Outlook

I really wish I could be upbeat about 2016, but I believe there are too many things that will have to go right in order to have a year of good market returns.

We value an asset by calculating the present value of all future cash flows. The three basic inputs to the calculation are: (1) cash flows generated each year, (2) the discount rate3, and (3) the risk premium. To derive the risk premium, the risk-free rate4 is subtracted from the discount rate and the result is adjusted for the relative riskiness of the investment. Changing any one of these inputs impacts the calculated value; and I am concerned about the changes I anticipate for 2016.

4

In order to have higher asset values by the end of 2016, interest rates need to remain stable, profit margins need to remain stable, and profits need to continue to rise. A slip to any one of these – higher interest rates, lower margins, and lower profits – could result in lower values and prices. If all three fall short, market experience in 2016 could be very rough.

Credit spreads for corporate borrowers have widened dramatically since the beginning of 2015, and those for below investment grade, high yield, borrowers have widened the most. Widening high yield credit spreads typically act as the canary in the coal mine predicting difficult economic conditions.

If the Fed continues to hike rates, I expect credit spreads for corporate borrowers to continue to widen. Even though the Fed may raise rates once in 2016 – as I expect – this may not translate to higher interest rates across the yield curve for government bonds. That curve tends to be more responsive to anticipated changes in economic conditions than it is to short-term rates. Because the economy is barely moving forward, the yield curve for government bonds may flatten or invert, resulting in a modestly positive year for government bonds.

Corporate profits are beginning to show some stress. Since the fourth quarter of 2014, profits have declined in three out of four quarters. Unless results for the fourth quarter are surprisingly strong, 2015 will mark the first decline in year over year profits since 2008. I hope I am wrong, but I expect equities to struggle.

Fund Performance

The Stewart Capital Mid Cap Fund declined 4.79% for the year ended December 31, 2015, underperforming the S&P MidCap 400® Index, which finished the year down 2.18% and the Russell Midcap Value Index which lost 4.78%.

2015 was a year of significant volatility for the Fund. We started the year out strongly, ending the first half of the year modestly underperforming the S&P MidCap 400® Index and outperforming the Russell MidCap® Value Index. The second half of the year brought both happiness and disappointment.

Performance within the Fund had improved as we moved from June into July only to drop on the last business day of July due to the market interpreting news from two very new additions to the Fund, LifeLock, Inc. and SolarWinds, Inc., as very bad. We were aware of the issues for both companies and had taken that into account when making our initial purchases. However, as is occasionally the case with Mr. Market, he took the news to be much worse than we did. The price of both stocks fell rather dramatically.

As I indicated in my last letter, we often use downward market volatility to increase our investments in our misunderstood situations. This time was no different. We significantly increased our exposure to both names; and that decision really helped propel the Fund forward – at least until October.

Consumer discretionary names largely underperformed as GameStop Corp. and Polaris Industries, Inc. issued disappointing earnings results and guidance during the fourth quarter. In both cases, we feel that the news is misunderstood and that both companies are significantly undervalued. Both generate significant amounts of cash flow and have good management teams that have done more than acceptable jobs of creating long-term value.

5

Our modest overweight to energy also hurt as decade low oil and gas prices have negatively impacted the income statements and balance sheets of most companies in the sector. In particular, Whiting Petroleum Corp.’s ill-timed acquisition of Kodiak Oil & Gas Corporation; and ONEOK, Inc.’s gas liquids business, which is highly dependent on higher cost oil production, negatively impacted the performance of each company. We have sold both positions.

Technology also continued to be a drag on performance as F5 Networks, Inc., Western Digital® Corp., and Skyworks Solutions, Inc. suffered. F5 went through a management transition due to a resignation, Western Digital declined over acquisition news, and Skyworks fell in sympathy with Apple® over a decline in Apple’s China business. We continue to believe in the cash generation capabilities of these companies. Also, we like the macro trends within the digital world that should provide nice tailwinds over the longer term.

We continued to be underweight in financials. While financials as a sector outperformed the S&P MidCap 400® Index, our investments within that sector outperformed the index. In particular, our holding of AmTrust Financial Services, Inc. did quite nicely over the course of the year. So much so that we trimmed back our position in order to reduce potential risks to the Fund.

Much as we did during the first half of the year, we have continued with fairly significant, for us, portfolio repositioning. We said good-by to longtime holdings Cummins Inc. and Meredith Corporation in July. Cummins continues to be pressured by the economic downswing as demand for large diesel engines has waned. Meredith, on the other hand, announced a deal to be acquired by Media General, Inc. We were not interested in the resulting company and exited the position.

We sold smart meter manufacturer Itron, Inc. in September as it continued to have execution troubles and simply did not live up to the expectations we had for it. Finally, as indicated above, we exited our positions in both Whiting Petroleum Corporation and ONEOK, Inc. as the supply/demand imbalance that exists in the energy industry will continue to pressure pricing and will keep these two companies facing rather stiff headwinds.

Not willing to sit on our hands, or on the cash from the sales, we also welcomed two new partners to our portfolio during the second half of the year, Vantiv Inc. and Blackhawk Network Holdings, Inc.

Vantiv, formerly owned by Fifth Third Bancorp, is one of the largest payment processing firms in the United States. We believe that payment processing will continue to see growth – particularly with continued growth in e-commerce, and we also believe that Vantiv offers an excellent way to participate in that growth.

Blackhawk is in a related business – pre-paid cards. Blackhawk operates within prepaid retail cards – gift cards, telecom products – mobile devices and airtime cards, and prepaid financial services products – pre-paid and re-loadable bank cards businesses. The company offers a gift card exchange and purchase service business where consumers can sell unwanted or partially used gift cards as well as purchase gift cards at discounted prices. We think this business is particularly exciting considering the continued growth of the gift card and e-gift card business surrounding typical gift giving events like Christmas and birthdays. The company also has expanded into the related loyalty, incentive, and rewards business through recent acquisitions. We believe that Blackhawk will continue to consolidate a rather fragmented business and will be a good addition to the portfolio of partners.

6

Strategy Overview

Importantly, as I state in each of my letters, our strategy does not change. We intend to find good companies at attractive prices with which we expect to partner over a long period of time. We are not driven to make short-term tactical sector allocation moves.

Rather, we believe in the importance of stock selection; and we seek methods to identify opportunities that we believe are most likely to produce long-term success. We strive to be conscious of the risks we take and to be adequately compensated for them, and we attempt to steer clear of obvious pitfalls.

However, we continue to seek investment opportunities we believe others have overlooked and/or misunderstood. This is because we believe the risks we take in those investments are likely to be rewarded. In order to find such opportunities, business valuation remains our focus. Understanding the issues that impact business values allows us to continue to invest in the face of difficult markets.

Thank you for your continued confidence. As always, we will strive to meet your investment needs and I welcome any questions you might have. You may reach me at 877.420.4440 or at stewartcap@umb.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Funds
December 2015

[1]	Basis point: A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[2]	Price-to-earnings ratio or P/E ratio: A ratio for valuing a company that measures its current share price relative to its per-share earnings.

[3]	Discount rate: The interest rate used in discounted cash flow (DCF) analysis to determine the present value of future cash flows.

[4]

Risk-free rate: The theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest an investor would expect from an absolutely risk-free investment over a specified period of time. Typically the risk-free rate is an appropriate Treasury rate.

7

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Because the Fund invests in a relatively limited number of securities, it may present greater risk than a more broadly diversified portfolio. It is not possible to invest directly in an index.

8

Stewart Capital Mid Cap Fund

Growth of a $10,000 Investment (Unaudited)

Average Annual Total Returns For The Periods Ended December 31, 2015	One Year	Thzree Year	Five Year	Since Inception*
Stewart Capital Mid Cap Fund	(4.79)%	10.23%	9.09%	7.50%
S&P Midcap 400® Index	(2.18)%	12.76%	10.68%	7.94%
Russell Midcap® Value Index	(4.78)%	13.40%	11.25%	6.29%

*	The Stewart Capital Mid Cap Fund commenced investment operations at the close of business December 29, 2006 (the Fund’s inception date).

The line graph shown above for the Fund assumes an initial investment of $10,000 made after the close of business on 12/29/06 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data cited. To request performance data current to the most recent month-end, please call (toll-free) 877.420.4440. As of the effective date of the most recent prospectus, the gross expense ratio was 1.42%.

The S&P Midcap 400® Index is an unmanaged index of 400 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with medium sized market capitalizations and represents approximately seven percent of the total market value of all domestic common stocks. It is not possible to invest directly in an index.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are members of the Russell 1000® Value Index. It is not possible to invest directly in an index.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance returns for the Fund reflect an expense limitation agreement in effect. Without such a limitation, the returns would be reduced.

9

Expense Example For the six months ended December 31, 2015 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur ongoing costs which typically consist of management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund	Beginning account value 7/1/15	Ending account value 12/31/15	Expenses paid during period 7/1/15-12/31/15[1]
Actual	$1,000.00	$914.50	$5.79
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.11

[1]	Expenses are equal to the Fund’s annualized expense ratio (1.20%), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

10

Stewart Capital Mid Cap Fund
Schedule of Investments December 31, 2015

COMMON STOCKS 92.3%	Shares	Value
Capital Goods 11.0%
AECOM *	132,438	$3,977,113
EMCOR Group, Inc.	84,916	4,079,365
Triumph Group, Inc.	54,211	2,154,887
		10,211,365
Commercial & Professional Services 3.3%
Tetra Tech, Inc.	116,965	3,043,430
		3,043,430
Consumer Durables & Apparel 2.4%
Polaris Industries, Inc.	25,376	2,181,067
		2,181,067
Consumer Services 7.5%
LifeLock, Inc. *	486,189	6,976,812
		6,976,812
Diversified Financials 1.5%
Federated Investors, Inc. - Cl. B	48,980	1,403,277
		1,403,277
Energy 1.9%
HollyFrontier Corp.	43,859	1,749,536
		1,749,536
Health Care Equipment & Services 1.7%
Masimo Corp. *	36,812	1,528,066
		1,528,066
Insurance 3.8%
AmTrust Financial Services, Inc.	57,983	3,570,593
		3,570,593
Materials 4.6%
CF Industries Holdings, Inc.	53,704	2,191,660
FMC Corp.	52,882	2,069,273
		4,260,933
Pharmaceuticals, Biotechnology & Life Sciences 5.7%
Myriad Genetics, Inc. *	68,960	2,976,313
PAREXEL International Corp. *	34,614	2,357,906
		5,334,219

See Notes to Financial Statements.

11

Schedule of Investments (continued)

COMMON STOCKS 92.3% (CONTINUED)	Shares	Value
Retailing 5.3%
American Eagle Outfitters, Inc.	132,501	$2,053,765
GameStop Corp. - Cl. A	103,117	2,891,401
		4,945,166
Software & Services 18.7%
Blackhawk Network Holdings, Inc. *	72,087	3,186,967
NeuStar, Inc. - Cl. A *	129,895	3,113,583
SolarWinds, Inc. *	106,011	6,244,048
Vantiv, Inc. *	43,505	2,063,007
Web.com Group, Inc. *	137,008	2,741,530
		17,349,135
Technology Hardware & Equipment 11.8%
F5 Networks, Inc. *	30,080	2,916,557
Flextronics International Ltd. *	284,680	3,191,263
Tech Data Corp. *	40,713	2,702,529
Western Digital Corp.	34,948	2,098,627
		10,908,976
Telecommunication Services 7.1%
j2 Global, Inc.	43,288	3,563,468
Skyworks Solutions, Inc.	39,482	3,033,402
		6,596,870
Transportation 1.9%
Kirby Corp. *	33,531	1,764,401
		1,764,401
Utilities 4.1%
AGL Resources, Inc.	60,168	3,839,320
		3,839,320

Total Common Stocks (Cost $73,230,619)		85,663,166

See Notes to Financial Statements.

12

Schedule of Investments (continued)

LIMITED PARTNERSHIP INTEREST 3.7%	Shares	Value
Materials 3.7%
Terra Nitrogen Co., LP	33,514	$3,404,352
Total Limited Partnership Interest (Cost $4,359,031)		3,404,352

SHORT TERM INVESTMENT 4.1%
Federated Prime Obligations Fund, 0.28% **	3,845,852	3,845,852
Total Short Term Investment (Cost $3,845,852)		3,845,852

Total Investments 100.1% (Cost $81,435,502)		92,913,370
Liabilities In Excess of Other Assets (0.1)%		(46,807)
Net Assets 100.0%		$92,866,563

*	Non-income producing

**	Represents 7-day effective yield as of December 31, 2015.

Sector Breakdown(1) December 31, 2015 (Unaudited)
(based on total investments)

Utilities (4.1%)
Short Term Investment (4.1%)
Materials (8.2%)
Telecommunication Services (7.1%)
Technology Hardware & Equipment (11.7%)
Software & Services (18.7%)
Consumer Discretionary (15.2%)
Energy (1.9%)
Financials (5.4%)
Health Care (7.4%)
Industrials (16.2%)

(1)

Sector weightings represent the percentage of the Fund’s investments in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities 12/31/15

Assets:
Investments at value (cost $81,435,502)	$92,913,370
Receivable for fund shares sold	14,761
Dividends and interest receivable	44,338
Prepaid expenses	26,025
Total assets	92,998,494

Liabilities:
Due to investment adviser (See Note 4)	42,305
Payable for fund shares redeemed	10,746
Accrued audit fees	17,500
Accrued legal fees	9,829
Accrued administration expense (See Note 5)	5,326
Accrued shareholder servicing fees	9,525
Accrued 12b-1 fees (See Note 4)	18,776
Accrued custodian expense	3,796
Accrued printing expense	13,369
Other payables	759
Total liabilities	131,931
Net Assets	$92,866,563

Net Assets Consist of:
Capital Stock	$85,181,943
Accumulated net realized losses	(3,793,248)
Net unrealized appreciation on investments	11,477,868
Total Net Assets	$92,866,563

The Pricing of Shares:
Net asset value, offering and redemption price per share
($92,866,563 divided by 6,463,228 shares outstanding, no par value, unlimited shares authorized)	$14.37

See Notes to Financial Statements.

14

Statement of Operations Year ended 12/31/15

Investment Income:
Dividend income	$1,374,711
Interest income	4,419
Total Investment Income	1,379,130

Expenses:
Investment advisory fees (See Note 4)	696,763
12b-1 fee (See Note 4)	248,844
Administration and accounting fees (See Note 5)	96,672
Shareholder servicing fees	65,030
Professional fees	60,519
CCO fees	36,000
Trustees' fees (See Note 8)	36,000
Federal and state registration fees	33,895
Custody fees	24,803
Reports to shareholders	24,783
Insurance expense	19,680
Miscellaneous costs	10,031
Total expenses before waivers	1,353,020
Expense waivers (See Note 4)	(158,568)
Net Expenses	1,194,452
Net Investment Income	184,678

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	69,520
Change in net unrealized depreciation on investments	(5,177,567)
Net realized & unrealized loss on investments	(5,108,047)
Net Decrease in Net Assets Resulting From Operations	$(4,923,369)

See Notes to Financial Statements.

15

Statements of Changes in Net Assets

	Year Ended 12/31/15	Year Ended 12/31/14
Operations:
Net investment income	$184,678	$265,058
Net realized gain on investments	69,520	7,180,671
Change in unrealized appreciation (depreciation) on investments	(5,177,567)	584,532
Net increase (decrease) in net assets resulting from operations	(4,923,369)	8,030,261

Distributions Paid From:
Net investment income	—	(63,408)
Net realized gains	(5,691,765)	(7,474,279)
Total distributions	(5,691,765)	(7,537,687)

Capital Share Transactions:
Proceeds from shares sold	23,281,167	52,575,336
Proceeds from reinvestment of distributions	4,322,166	5,483,815
	27,603,333	58,059,151
Payments for shares redeemed	(19,540,566)	(29,216,548)
Net increase from capital share transactions	8,062,767	28,842,603

Total Increase (Decrease) in Net Assets	(2,552,367)	29,335,177

Net Assets:
Beginning of year	95,418,930	66,083,753
End of year (including undistributed net investment income of $0 and $0, respectively)	$92,866,563	$95,418,930

Transactions in Shares:
Shares sold	1,431,340	3,085,972
Issued in reinvestment of distributions	297,465	339,345
Shares redeemed	(1,211,623)	(1,734,085)
Net increase	517,182	1,691,232

See Notes to Financial Statements.

16

Financial Highlights

For a Fund share outstanding throughout each year	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Net asset value, beginning of year	$16.05	$15.53	$12.94	$11.59	$11.83

Income from investment operations:
Net investment income	0.03	0.04	0.02	0.07	0.04
Net realized and unrealized gain (loss) on investments	(0.79)	1.82	3.30	1.78	(0.11)
Total from investment operations	(0.76)	1.86	3.32	1.85	(0.07)

Less distributions:
From net investment income	—	(0.01)	—	(0.08)	—
From net realized gains	(0.92)	(1.33)	(0.73)	(0.42)	(0.17)
Total distributions	(0.92)	(1.34)	(0.73)	(0.50)	(0.17)
Net asset value, end of year	$14.37	$16.05	$15.53	$12.94	$11.59

Total Return	(4.79)%	11.94%	25.68%	16.08%	(0.62)%

Supplemental data and ratios:
Net assets, end of year (000s)	$92,867	$95,419	$66,084	$38,819	$28,968
Ratio of net expenses to average net assets	1.20%	1.20%	1.28%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	1.36%	1.41%	1.55%	1.81%	1.95%
Ratio of net investment income to average net assets	0.19%	0.34%	0.16%	0.60%	0.39%
Ratio of net investment income (loss) before waivers to average net assets	0.03%	0.13%	(0.11)%	0.29%	(0.06)%
Portfolio turnover rate	34.13%	35.81%	35.48%	26.40%	31.97%

See Notes to Financial Statements.

17

Notes to Financial Statements December 31, 2015

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company which seeks long-term capital appreciation. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006.

2. Significant Accounting Policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation ■ In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term investments may be valued using amortized cost, which approximates fair value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

18

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, limited partnerships and short-term investments ■ Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment. Short-term investments may be valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

19

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

Investments in Securities
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$85,663,166	$—	$—	$85,663,166
Limited Partnership Interest*	3,404,352	—	—	3,404,352
Short Term Investment	3,845,852	—	—	3,845,852
Total	$92,913,370	$—	$—	$92,913,370

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

U.S. GAAP requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended December 31, 2015, there were no transfers in or out of Level 1, Level 2 and Level 3. The Fund did not hold any Level 2 or Level 3 securities during the year ended December 31, 2015. It is the Fund’s policy to recognize transfers in and out of all Levels at the end of the reporting period.

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2012-2015, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security and the realized gain or loss on its disposition.

Distributions to Shareholders ■ Dividends from net investment income, if any, are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the year ended December 31, 2015 were $34,690,750 and $31,988,500 respectively.

4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.20% through April 30, 2016, subject to later reimbursement by the Fund in certain circumstances (the “Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the year ended December 31, 2015, the Adviser waived investment advisory fees for the Fund of $158,568 under the Expense Limitation Agreement. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations in place at the time of recoupment. During the year ended December 31, 2015, the Adviser did not recoup any expenses. At December 31, 2015, $147,984 is subject to recoupment through December 31, 2016, $163,565 through December 31, 2017, and $158,568 through December 31, 2018 to the extent the Expense Limitation Agreement is still in effect.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with UMB Distribution Services, LLC which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may

21

pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the year ended December 31, 2015, the Fund incurred distribution expenses of $248,844.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings to the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund. For these services, UMBFS receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual contractual fee. In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2015, Charles Schwab & Co. Inc., for the benefit of its customers, owned 46.06% of the Fund and as such may be deemed to control the Fund.

7. Federal Income Tax Information

At December 31, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$81,051,128
Gross Unrealized Appreciation	$19,130,946
Gross Unrealized Depreciation	(7,268,704)
Net Unrealized Appreciation	$11,862,242

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and investments in limited partnerships.

22

As of December 31, 2015 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	137,848
Tax accumulated earnings	137,848
Accumulated capital and other losses	(4,315,470)
Unrealized appreciation on investments	11,862,242
Total accumulated earnings	$7,684,620

As of December 31, 2015, the Fund had $4,315,470 of post-October capital losses, which are deferred until fiscal year 2016 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The following reclassifications made by the Fund during the tax year ended December 31, 2015 are primarily the result of permanent book/tax differences in the tax treatment of certain items of net investment income.

Capital stock	$(137,977)
Undistributed net investment income	(184,678)
Accumulated net realized losses	322,655

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$348,661	$1,162,105
Long-term capital gains	5,343,104	6,375,582
Total Distributions	$5,691,765	$7,537,687

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or board members of the Adviser. During the year ended December 31, 2015, the Fund incurred $36,000 in Chief Compliance Officer Fees and $36,000 in trustee fees for its independent trustees. These trustee fees are paid in shares of the Fund valued at the time of payment.

23

9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

10. Recently Issued Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

11. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Stewart Capital Mutual Funds
and the Shareholders of Stewart Capital Mid Cap Fund

We have audited the accompanying statement of assets and liabilities of the Stewart Capital Mid Cap Fund, a series of shares of beneficial interest in the Stewart Capital Mutual Funds, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stewart Capital Mid Cap Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 23, 2016

25

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 877.420.4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, is available without charge, upon request, by calling (toll-free) 877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Board Deliberations Regarding Renewal of Advisory Agreement:

In connection with a regular meeting held on November 17, 2015, the Board of the Trust (“Board” or “Trustees”), including a majority of the Independent Trustees, discussed the renewal of the Advisory Agreement between Stewart Capital Advisors, LLC, (the “Adviser”) and the Stewart Capital Mutual Funds on behalf of the Stewart Capital Mid Cap Fund (the “Advisory Agreement”).

Counsel noted that, on behalf of the Trustees, it had provided the Adviser with a letter requesting information for the Board to consider in connection with the proposed renewal of the Advisory Agreement. In considering the proposed renewal, the Trustees reviewed a memorandum describing their duties when considering the Investment Advisory Agreement.

The Board reviewed the biographical information for key Adviser personnel responsible for providing services to the Fund, noting the additions of a new Vice President and Portfolio Manager, a new Investment Analyst, and a new Vice President of Sales, as well as the appointment of a new Chief Compliance Officer. The Board also noted that the Adviser’s compliance program had not changed during the course of the past year and that the Adviser had not encountered any material compliance exceptions. The Trustees noted that the Adviser and the Fund underwent an SEC exam in September 2015, but final results of that examination had not yet been received. The Trustees also noted that the Adviser had no pending litigation matters. The Trustees acknowledged arrangements with various

26

financial intermediaries that service the Fund, as well as the Adviser’s out of pocket fees paid to each entity. The Board expressed their continued satisfaction with the nature, quality and extent of services provided by the Adviser.

The Board reviewed the returns of the Fund against a group of peer funds (the “Peer Group”) and the Morningstar Midcap Blend category. The Board noted that for the five-year and since inception periods ended September 30, 2015 the Fund outperformed the average return for its Peer Group and Morningstar category, but trailed each over the one year period. The Board concluded that they were satisfied with the performance of the Fund.

The Board reviewed the Fund’s advisory and net expense ratio and compared them to the advisory fees and expenses of the Morningstar Category and Peer Group provided in the meeting materials, noting that the Adviser’s advisory fee was lower than the Morningstar Category average and the Peer Group average, though overall expenses of the Fund were slightly higher than the Peer Group average due to the relatively small size of the Fund. The Board concluded that the advisory fee was not unreasonable.

The Board reviewed the financial statements and profitability analysis of the Adviser provided in the Meeting Materials, noting that the Adviser had incurred a modest profit, prior to taking marketing and distribution expenses into consideration, over the past 12 months from its relationship with the Fund. The Board also noted that there is an expense limitation agreement in place with the Fund through April 30, 2016 and that the Adviser intends to renew the agreement for another year. The Board determined that the level of profit earned by the Adviser was not excessive.

The Board noted that the Adviser indicated that it does not expect to achieve economies of scale for several years or when assets under management reach a certain point. The Board noted that they expect to have conversations about breakpoints with the Adviser as the Fund’s assets grow.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the Fund’s shareholders, and unanimously voted to renew the Advisory Agreement.

Long-Term Capital Gains Designation

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Stewart Capital Mid Cap Fund hereby designates $5,343,104 as long-term capital gains distributed during the year ended, December 31, 2015.

For the year ended December 31, 2015, 87.01% of the dividends paid from net investment income, including short-term capital gains paid (if any), for the Fund, is designated as qualified dividend income.

For the year ended December 31, 2015, 87.01% of the dividends paid from net investment income, including short-term capital gains paid (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

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28

Stewart Capital Mid Cap Fund
Trustee and Officer Information (Unaudited)

Independent Trustees
Name/Age	Address	Current position held with the Fund	Term of Office and Length of Time Served*
Debbie Shuster, 53	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Brian A. Maxwell, 49	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Gayland B. Cook, 63	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Interested Trustee** and Officer
Malcolm E. Polley, 53	Stewart Capital Advisors, LLC 800 Philadelphia Street Indiana, PA 15701	Trustee, President	Indefinite; Since Inception
Officers
Timothy P. McKee, 55	S&T Bank 800 Philadelphia Street Indiana, PA 15701	Treasurer, Secretary	Indefinite; Since Inception
Matthew S. Hardin, 54	Hardin Compliance Consulting, LLC 290 Northgate Drive, Suite 100 Warrendale, PA 15086	Chief Compliance Officer	Indefinite; Since 01/01/09

*	Inception was 12/29/2006

**	Mr. Polley is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his position with the Trust and with Stewart Capital Advisors, LLC, the adviser for the Fund.

The Fund’s Statement of Additional Information includes additional information about Fund trustees and officers and is available, without charge, upon request, by calling 877.420.4440.

29

Principal occupation during the past five years	Number of funds overseen within the Fund complex	Other directorships held outside the Fund complex
Director of Business Development, Seltzer Financial Strategies, LLC, (2008-present)	1	None
Vice President/Investment Officer, Mill Creek Capital Advisors, LLC, (2011-present); Investment Consultant, Yanni Partners, a Division of GBS Investment Consulting, LLC, (1999-2010)	1	None
Managing Director, Seneca Capital Management, (1996-Present); Director, various privately owned portfolio companies of Seneca Capital Management	1	None

Vice President, Senior Vice President, and Executive Vice President, S&T Bank, (2001-present); Executive Vice President/ Chief Investment Officer, S&T Wealth Management Group, (2001-present); President/Chief Investment Officer, Stewart Capital Advisors, LLC, (2004-present)	1	None

Vice President/Senior Financial Officer, S&T Bank, (2001-present); Chief Compliance Officer, (2006-2014), Treasurer, (2006-present), and Secretary, (2006-2013), Stewart Capital Advisors, LLC	N/A	None
CEO and President, Hardin Compliance Consulting, LLC, (2006-present)	N/A	None

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Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by UMB Distribution Services, LLC.

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code.  The Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2014.  (SEC Accession No. 0001398344-14-001530)

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Deborah Shuster .  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the Registrant’s principal accountant for each of the last two fiscal years were as follows.

(a) Audit Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2015	$14,500
Fiscal year ended December 31, 2014	$14,500

(b) Audit-Related Fees for Registrant.  Aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended December 31, 2015	$0
Fiscal year ended December 31, 2014	$0

(c) Tax Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning.  The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filings and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended December 31, 2015	$3,000
Fiscal year ended December 31, 2014	$3,000

(d) All Other Fees.  Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended December 31, 2015	$0
Fiscal year ended December 31, 2014	$0

(e)   Audit Committee’s pre-approval policies and procedures.

(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)
Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)
During the fiscal years ended December 31, 2014 and December 31, 2015, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)   No, because no such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)
The Code of Ethics for the Principal Executive and Principal Financial Officer is incorporated by reference to the Registrant’s Form N-CSR filed on March 7, 2014.  (SEC Accession No. 0001398344-14-001530).

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
February 24, 2016

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
February 24, 2016